UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2018
ENERGY RECOVERY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Drive, San Leandro, California 94577
(Address if Principal Executive Offices) (Zip Code)

510-483-7370
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 2, 2018, Energy Recovery, Inc. (the “Company”) entered into an industrial lease (the “Lease”) with D/C 1717 Doolittle Sub LLC (the “Landlord”), pursuant to which the Company has agreed to lease approximately 171,000 square feet of office and industrial space in San Leandro, CA for the Company’s corporate office headquarters and manufacturing facility (the “Premises”). The Company currently occupies the Premises, which is subject to that certain Modified Industrial Gross Lease, dated as of November 25, 2008, between the Company and Landlord, as amended (the “Old Lease”). The Company’s monthly base rent obligation is approximately $135,000 for the first year of the Lease and increases approximately three percent annually thereafter.

Pursuant to the terms of the Lease, the commencement date is April 1, 2018. The initial term of the Lease expires on January 1, 2029 and the Company has one option to extend the Lease by an addition five year term, which must be exercised by written notice not less than 12 months prior to the expiration of the initial term. The Lease contains customary provisions for real property leases of this type, including provisions allowing the Landlord to terminate the Lease if the Company fails to remedy a breach of any of its obligations under the Lease within specified time periods.

The foregoing description of the Lease is qualified in its entirety by reference to the provisions of the Lease, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with entering into the Lease with the Landlord, the Old Lease was terminated on April 2, 2018. We will not be required to pay the Landlord a termination payment in connection with the early termination of the lease. Prior to the execution of the Lease, the Old Lease had been scheduled to expire on September 30, 2019.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.1	Standard Industrial Lease Agreement, dated as of April 2, 2018, by and between Energy Recovery, Inc., and D/C 1717 Doolittle Sub LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2018

Energy Recovery, Inc.

By:	/s/ William Yeung
William Yeung
General Counsel